EXHIBIT 99.2

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
             REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE
                                  ACT FILINGS

I, Samuel L. Molinaro Jr., state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of The Bear Stearns Companies Inc., and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with The Bear Stearns Companies Inc. Audit Committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Form 10-K annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended November 30, 2001 of The Bear Stearns Companies Inc.;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Bear Stearns Companies Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o     any amendments to any of the foregoing.


/s/ Samuel L. Molinaro Jr.               Subscribed and sworn to before
-----------------------------            me this 13th day of August, 2002.
Samuel L. Molinaro Jr.                   /s/ Cameron Iraj
Date  8/13/02                            ---------------------------------------
    -------------------------            My Commission Expires:
                                         May 27, 2003
                                         ----------------------

                                                      CAMERON IRAJ
                                            Notary Public, State of New York
                                                     No. 02IR5078351
                                               Qualified in Queens County
                                             Commission Expires May 27, 2003